EXHIBIT 10.21

FOURTH AMENDMENT TO THE CREDIT AGREEMENT

THIS FOURTH AMENDMENT, dated as of July 29, 05 (the “Amendment”), to the Credit Agreement, dated as of August 13, 2003, as amended by the First Amendment thereto, dated as of November 17, 2003, as further amended by the Second Amendment thereto, dated as of June 8, 2004 and as further amended by the Third Amendment thereto, dated as of August 23, 2004 (the “Credit Agreement”), among CONCENTRA INC., a Delaware corporation (“Holdings”), CONCENTRA OPERATING CORPORATION, a Nevada corporation (the “Borrower”), the several banks and other financial institutions from time to time parties thereto (the “Lenders”) and JPMORGAN CHASE BANK, N.A., a national banking association, as administrative agent for the Lenders thereunder (in such capacity, the “Administrative Agent”), is entered into by and among Holdings, the Borrower, the Lenders and the Administrative Agent.

WITNESSETH:

WHEREAS, Holdings, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement, as more fully described herein; and

WHEREAS, the Lenders are willing to agree to such amendment, but only upon the terms and subject to the conditions set forth herein;

NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as therein defined.

Amendment to Section 7.8A (Acquisitions). Section 7.8A of the Credit Agreement is hereby amended by deleting the clause “in an aggregate amount not to exceed $12,000,000 for the period from the Closing Date to December 31, 2003, $32,500,000 in the fiscal year ended 2004, $35,000,000 in the fiscal year ended 2005, $37,500,000 in the fiscal year ended 2006, $40,000,000 in the fiscal year ended 2007, $42,500,000 in the fiscal year ended 2008 and $22,500,000 for the period from January 1, 2009 through June 30, 2009” and inserting in lieu thereof the following:

in an aggregate amount not to exceed $12,000,000 for the period from the Closing Date to December 31, 2003, $32,500,000 in the fiscal year ended 2004, $55,000,000 in the fiscal year ended 2005, $57,500,000 in the fiscal year ended 2006, $60,000,000 in the fiscal year ended 2007, $62,500,000 in the fiscal year ended 2008 and $42,500,000 for the period from January 1, 2009 through June 30, 2009

Conditions to Effectiveness of this Amendment. This Amendment shall become effective upon the date (the “Effective Date”) when the following conditions are satisfied:

Amendment to Credit Agreement. The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered by Holdings and the Borrower, and executed and delivered or consented to by the Required Lenders;

No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the transactions contemplated herein; and

Representations and Warranties. Each of the representations and warranties made by the Loan Parties in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the date hereof, before and after giving effect to the effectiveness of this Amendment, as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to a specific earlier date, in which case such representations and warranties were true and correct as of such earlier date.

Continuing Effect of the Credit Agreement. This Amendment shall not constitute an amendment or waiver of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any further or future action on the part of the Loan Parties that would require an amendment, waiver or consent of the Lenders or Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Integration. This Amendment and the other Loan Documents represent the agreement of the Loan Parties, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

CONCENTRA INC.

BY:	/s/ Thomas E. Kiraly
	Name:	Thomas E. Kiraly
	Title:	Executive Vice President and CFO

CONCENTRA OPERATING CORPORATION

BY:	/s/ Thomas E. Kiraly
	Name:	Thomas E. Kiraly
	Title:	Executive Vice President and CFO

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender

By:	/s/ Stephanie Parker
	Name:	Stephanie Parker
	Title:	Vice President

Atrium CDO, as a Lender

By:	/s/ David H. Lerner
	Name:	David H. Lerner
	Title:	Authorized Signatory

CSAM Funding II, as a Lender

By:	/s/ David H. Lerner
Name: David H. Lerner
Title: Authorized Signatory

CSAM Funding III, as a Lender

By:	/s/ David H. Lerner
Name: David H. Lerner
Title: Authorized Signatory

CSAM Funding IV, as a Lender

By:	/s/ David H. Lerner
Name: David H. Lerner
Title: Authorized Signatory

First Dominion Fund III, as a Lender

By:	/s/ David H. Lerner
	Name:	David H. Lerner
	Title:	Authorized Signatory

CSAM SLF, as a Lender

By:	/s/ David H. Lerner
	Name:	David H. Lerner
	Title:	Authorized Signatory

Citicorp North America, Inc., as a Lender

By:	/s/ Hector Guenther
	Name:	Hector Guenther
	Title:	Vice President

Credit Suisse, Cayman Island Branch, as a Lender

By:	/s/ David Dodd
	Name:	David Dodd
	Title:	Vice President

By:	/s/ Rianka Mohan
	Name:	Rianka Mohan
	Title:	Associate

Carlyle High Yield Partners II, Ltd., as a Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

Carlyle High Yield Partners III, Ltd., as a Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

Carlyle High Yield Partners IV, Ltd., as a Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

Carlyle High Yield Partners VI, Ltd., as a Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

Carlyle Loan Investment, Ltd., as a Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

Carlyle Loan Opportunity Fund, as a Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

CALYON NEW YORK BRANCH, as a Lender

By:	/s/ Charles Heidsieck
	Name:	Charles Heidsieck
	Title:	Managing Director

By:	/s/ Thomas Randolph
	Name:	Thomas Randolph
	Title:	Managing Director

PPM SHADOW CREEK FUNDING LLC, as a Lender

By:	/s/ M. Cristina Higgins
	Name:	M. Cristina Higgins
	Title:	Assistant Vice President

PPM SPYGLASS FUNDING TRUST, as a Lender

By:	/s/ Ann E. Morris
	Name:	Ann E. Morris
	Title:	Authorized Agent

Tuscany CDO, Limited, as a Lender by PPM America, Inc., as Collateral Manager

By:	/s/ David C. Wagner
	Name:	David C. Wagner
	Title:	Managing Director

Fidelity Advisor Series II: Fidelity Advisor Floating Rate High Income Fund, as a Lender

By:	/s/ John Costello
	Name:	John Costello
	Title:	Assistant Treasurer

Ballyrock CLO II Limited, By: Ballyrock Investment Advisors LLC, as Collateral Manager, as a Lender

By:	/s/ Lisa Rymut
	Name:	Lisa Rymut
	Title:	Assistant Treasurer

Ballyrock CDO I Limited, By: Ballyrock Investment Advisors LLC, as Collateral Manager, as a Lender

By:	/s/ Lisa Rymut
	Name:	Lisa Rymut
	Title:	Assistant Treasurer

LCM I LIMITED PARTNERSHIP, by Lyon Capital Management LLC, as Collateral Manager, as a Lender

By:	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	Portfolio Manager

LCM II LIMITED PARTNERSHIP, by: Lyon Capital Management LLC, as Collateral Manager, as a Lender

By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: Portfolio Manager

LCM III, Ltd., by Lyon Capital Management LLC, as Collateral Manager, as a Lender

By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: Portfolio Manager

PPM MONARCH BAY FUNDING LLC, as a Lender

By:	/s/ M. Cristina Higgins
Name: M. Cristina Higgins
Title: Assistant Vice President

STANWICH LOAN FUNDING LLC, as a Lender

By:	/s/ M. Cristina Higgins
Name: M. Cristina Higgins
Title: Assistant Vice President

HARBOUR TOWN FUNDING LLC, as a Lender

By:	/s/ M. Cristina Higgins
Name: M. Cristina Higgins
Title: Assistant Vice President

LONG LANE MASTER TRUST IV, as a Lender

By:	/s/ Ann E. Morris
Name: Ann E. Morris
Title: Authorized Agent

ING Investment Management, Inc. 7337 E. Doubletree Ranch Road Scottsdale, AZ 85258, as a Lender

By:	/s/ Michael Prince
Name: Michael Prince, CFA
Title: Senior Vice President

ING SENIOR INCOME FUND, By: ING Investment Management Co., as its investment manager, as a Lender

By:	/s/ Michael Prince
Name: Michael Prince, CFA
Title: Senior Vice President

ING PRIME ESTATE TRUST, By: ING Investment Management Co. as its Investment manager, as a Lender

By:	/s/ Michael Prince
Name: Michael Prince, CFA
Title: Senior Vice President

ML CLO XV PILGRIM AMERICA (CAYMAN) LTD, By: ING Investments, LLC, as its Investment manager, as a Lender

By:	/s/ Michael Prince
Name: Michael Prince, CFA
Title: Senior Vice President

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By:	/s/ Steven Wagables
Name: Steven Wagables
Title: Duly Authorized Signatory

Oppenheimer Senior Floating Rate Fund, as a Lender

By:	/s/ Susanna Evans
Name: Susanna Evans
Title: Manager

HarbourView CLO IV Ltd., as a Lender

By:	/s/ Susanna Evans
Name: Susanna Evans
Title: Manager

HarbourView CLO V Ltd., as a Lender

By:	/s/ Susanna Evans
Name: Susanna Evans
Title: Manager

BlackRock Global Floating Rate Income Trust

BlackRock Limited Duration Income Trust

BlackRock Senior Income Series

Magnetite Asset Investors LLC

Magnetite Asset Investors III LLC

Magnetite IV CLO, Limited

Magnetite V CLO, Limited

Senior Loan Portfolio,

as Lenders

By:	/s/ Tom Colwell
Name: Tom Colwell
Title: Authorized Signatory

GRAYSON & CO., as a Lender

By:	/s/ John Redding
Name: John Redding
Title: VP/Portfolio Manager

SENIOR DEBT PORTFOLIO, as a Lender

By:	/s/ John Redding
Name: John Redding
Title: VP/Portfolio Manager

TOLLI & CO., as a Lender

By:	/s/ John Redding
Name: John Redding
Title: VP/Portfolio Manager

EATON VANCE VT FLOATING-RATE INCOME FUND, as a Lender

By:	/s/ John Redding
Name: John Redding
Title: VP/Portfolio Manager

EATON VANCE SENIOR INCOME TRUST, as a Lender

By:	/s/ John Redding
Name: John Redding
Title: VP/Portfolio Manager

EATON VANCE SENIOR FLOATING-RATE TRUST, as a Lender

By:	/s/ John Redding
Name: John Redding
Title: VP/Portfolio Manager

EATON VANCE FLOATING-RATE INCOME TRUST, as a Lender

By:	/s/ John Redding
Name: John Redding
Title: VP/Portfolio Manager

EATON VANCE LIMITED DURATION INCOME FUND, as a Lender

By:	/s/ John Redding
Name: John Redding
Title: VP/Portfolio Manager

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND, as a Lender

By:	/s/ John Redding
Name: John Redding
Title: VP/Portfolio Manager

BIG SKY SENIOR LOAN FUND, LTD., as a Lender

By:	/s/ John Redding
Name: John Redding
Title: VP/Portfolio Manager

EATON VANCE CO. III, LTD, as a Lender

By:	/s/ John Redding
Name: John Redding
Title: VP/Portfolio Manager

EATON VANCE CO. VI., LTD, as a Lender

By:	/s/ John Redding
Name: John Redding
Title: VP/Portfolio Manager

BIG SKY III SENIOR LOAN TRUST, as Lender

By:	/s/ John Redding
Name: John Redding
Title: VP/Portfolio Manager

CONSTANTINUS EATON VANCE CO. V, LTD., as Lender

By:	/s/ John Redding
Name: John Redding
Title: VP/Portfolio Manager

Deutsche Bank Trust Company Americas, as a Lender

By:	/s/ Carin M. Keegan
Name: Carin M. Keegan Title: Vice President

By:	/s/ Omayra Laucella
Name: Omayra Laucella Title: Vice President

Sankaty High Yield Asset Partners, L.P., as a Lender

By:	/s/ Timothy M. Barns
Name: Timothy M. Barns Title: Senior Vice President

Sankaty Advisors, LLC as Collateral Manager for Race Point II CLO, Limited, as Term Lender, as a Lender

By:	/s/ Timothy M. Barns
Name: Timothy M. Barns Title: Senior Vice President

Sankaty Advisors, LLC as Collateral Manager for Race Point CLO, Limited, as Term Lender, as a Lender

By:	/s/ Timothy M. Barns
Name: Timothy M. Barns Title: Senior Vice President

Sankaty Advisors, LLC as Collateral Manager for Castle Hill II INGOTS, Ltd., as Term Lender, as a Lender

By:	/s/ Timothy M. Barns
Name: Timothy M. Barns Title: Senior Vice President

Sankaty Advisors, LLC as Collateral Manager for Castle Hill I INGOTS, Ltd., as Term Lender, as a Lender

By:	/s/ Timothy M. Barns
Name: Timothy M. Barns Title: Senior Vice President

Sankaty Advisors, LLC as Collateral Manager for Brant Point II CBO 2000-1 LTD., as Term Lender, as a Lender

By:	/s/ Timothy M. Barns
Name: Timothy M. Barns Title: Senior Vice President

Sankaty Advisors, LLC as Collateral Manager for Brant Point II CBO 1999-1 LTD., as Term Lender, as a Lender

By:	/s/ Timothy M. Barns
Name: Timothy M. Barns Title: Senior Vice President

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